Exhibit 77Q1(e) to ACIBF 12.31.2007 NSAR


     1. Management Agreement effective August 1, 2007 between American Century International Bond Funds and American Century Investment Management, Inc., Filed as Exhibit 99(d)(2) to Form 485B Post-Effective Amendment No. 26 to the
Registrant's Registration Statement filed on Form N-1A 09/27/07, effective 09/28/07, and incorporated herein by reference.